11. Recoverable taxes (Tables)	12 Months Ended
Dec. 31, 2019
Taxes [abstract]
Schedule of recoverable taxes
	2019	2018
IRPJ and CSLL prepayments	195,864	268,428
Withholding income tax	3,969	4,744
PIS and COFINS to recover (*)	273,152	163,921
Value added tax (VAT) abroad	4,650	5,649
Other	6,181	13,927
Total	483,816	456,669

Current	309,674	360,796
Non-current	174,142	95,873

(*) During the year, the subsidiaries Smiles Fidelidade and GLA accounted for PIS and COFINS untimely tax credits related to the last 5 years, totaling R$49,518 and R$91,066, respectively. The amounts of R$17,300 related to credits in 2019 and R$99,605 related to credits recorded in 2018 were realized against tax obligations until the reporting date of these financial statements.